Income Taxes	12 Months Ended
Dec. 31, 2011
INCOME TAXES

21. INCOME TAXES

INCOME TAX PROVISION

The following table summarizes the expense for income taxes on continuing operations, for the years ended December 31, 2011, 2010 and 2009:

	December 31,
	2011	2010	2009

	(in millions)
Federal:
Current	$-	$(8)	$3
Deferred	(150)	(125)	(167)
State:
Current	1	1	-
Deferred	1	(19)	(11)
Foreign:
Current	852	678	527
Deferred	(73)	48	201
Total	$631	$575	$553

EFFECTIVE AND STATUTORY RATE RECONCILIATION

The following table summarizes a reconciliation of the U.S. statutory federal income tax rate to the Company's effective tax rate, as a percentage of income from continuing operations before taxes for the years ended December 31, 2011, 2010 and 2009:

	December 31,
	2011	2010	2009
Statutory Federal tax rate	35%	35%	35%
State taxes, net of Federal tax benefit	0%	-3%	-2%
Taxes on foreign earnings	-3%	-2%	-5%
Valuation allowance	-3%	0%	0%
Gain (loss) on sale of businesses	0%	4%	-3%
Chilean withholding tax reversals	0%	-3%	0%
Other - net	0%	0%	-1%
Effective tax rate	29%	31%	24%

The current income taxes receivable and payable are included in Other Current Assets and Accrued and Other Liabilities, respectively, on the accompanying Consolidated Balance Sheets. The noncurrent income taxes receivable and payable are included in Other Assets and Other Long-Term Liabilities, respectively, on the accompanying Consolidated Balance Sheets. The following table summarizes the income taxes receivable and payable as of December 31, 2011 and 2010:

	December 31,
	2011	2010

	(in millions)
Income taxes receivable - current	$565	$504
Income taxes receivable - noncurrent	21	21
Total income taxes receivable	$586	$525

Income taxes payable - current	$773	$678
Income taxes payable - noncurrent	3	5
Total income taxes payable	$776	$683

DEFERRED INCOME TAXES—Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (b) operating loss and tax credit carryforwards. These items are stated at the enacted tax rates that are expected to be in effect when taxes are actually paid or recovered.

As of December 31, 2011, the Company had federal net operating loss carryforwards for tax purposes of approximately $2.1 billion expiring in years 2023 to 2031. Approximately $73 million of the net operating loss carryforward related to stock option deductions will be recognized in additional paid-in capital when realized. The Company also had federal general business tax credit carryforwards of approximately $18 million expiring primarily from 2020 to 2031, and federal alternative minimum tax credits of approximately $5 million that carryforward without expiration. The Company had state net operating loss carryforwards as of December 31, 2011 of approximately $5.0 billion expiring in years 2013 to 2031. As of December 31, 2011, the Company had foreign net operating loss carryforwards of approximately $3.1 billion that expire at various times beginning in 2012 and some of which carryforward without expiration, and tax credits available in foreign jurisdictions of approximately $23 million, $1 million of which expire in 2012 to 2014, $4 million of which expire in 2015 to 2022 and $18 million of which carryforward without expiration.

Valuation allowances decreased $374 million during 2011 to $0.9 billion at December 31, 2011. This net decrease was primarily the result of the release of a valuation allowance against certain foreign operating loss carryforwards which were written off in 2011 and a release of a valuation allowance at one of our Brazilian subsidiaries.

Valuation allowances decreased $322 million during 2010 to $1.3 billion at December 31, 2010. This net decrease was primarily the result of the release of valuation allowances against deferred tax assets at foreign subsidiaries.

The Company believes that it is more likely than not that the net deferred tax assets as shown below will be realized when future taxable income is generated through the reversal of existing taxable temporary differences and income that is expected to be generated by businesses that have long-term contracts or a history of generating taxable income. The Company continues to monitor the utilization of its deferred tax asset for its U.S. consolidated net operating loss carryforward. Although management believes it is more likely than not that this deferred tax asset will be realized through generation of sufficient taxable income prior to expiration of the loss carryforwards, such realization is not assured.

The following table summarizes the deferred tax assets and liabilities, as of December 31, 2011 and 2010:

	December 31,
	2011	2010

	(in millions)
Differences between book and tax basis of property	$1,895	$1,260
Cumulative translation adjustment	38	94
Other taxable temporary differences	341	390
Total deferred tax liability	2,274	1,744

Operating loss carryforwards	(1,482)	(1,615)
Capital loss carryforwards	(112)	(84)
Bad debt and other book provisions	(465)	(522)
Retirement costs	(359)	(313)
Tax credit carryforwards	(46)	(52)
Other deductible temporary differences	(517)	(390)
Total gross deferred tax asset	(2,981)	(2,976)
Less: valuation allowance	906	1,280
Total net deferred tax asset	(2,075)	(1,696)
Net deferred tax (asset)/liability	$199	$48

The Company considers undistributed earnings of certain foreign subsidiaries to be indefinitely reinvested outside of the United States and, accordingly, no U.S. deferred taxes have been recorded with respect to such earnings in accordance with the relevant accounting guidance for income taxes. Should the earnings be remitted as dividends, the Company may be subject to additional U.S. taxes, net of allowable foreign tax credits. It is not practicable to estimate the amount of any additional taxes which may be payable on the undistributed earnings.

Income from operations in certain countries is subject to reduced tax rates as a result of satisfying specific commitments regarding employment and capital investment. The Company's income tax benefits related to the tax status of these operations are estimated to be $52 million, $60 million and $35 million for the years ended December 31, 2011, 2010 and 2009, respectively. The per share effect of these benefits after noncontrolling interests was $0.06, $0.07 and $0.04 for the year ended December 31, 2011, 2010 and 2009, respectively.

The following table summarizes the income (loss) from continuing operations, before income taxes, net equity in earnings of affiliates and noncontrolling interests, for the years ended December 31, 2011, 2010 and 2009:

	December 31,
	2011	2010	2009

	(in millions)
U.S.	$(526)	$(539)	$(1,036)
Non-U.S.	2,693	2,392	3,296
Total	$2,167	$1,853	$2,260

UNCERTAIN TAX POSITIONS

Uncertain tax positions have been classified as noncurrent income tax liabilities unless expected to be paid in one year. The Company's policy for interest and penalties related to income tax exposures is to recognize interest and penalties as a component of the provision for income taxes in the Consolidated Statements of Operations.

As of December 31, 2011 and 2010, the total amount of gross accrued income tax related interest included in the Consolidated Balance Sheets was $15 million and $12 million, respectively. The total amount of gross accrued income tax related penalties included in the Consolidated Balance Sheets as of December 31, 2011 and 2010 was $4 million and $4 million, respectively.

The total expense (benefit) for interest related to unrecognized tax benefits for the years ended December 31, 2011, 2010 and 2009 amounted to $3 million, $(10) million and $4 million, respectively. For the years ended December 31, 2011, 2010 and 2009, the total expense (benefit) for penalties related to unrecognized tax benefits amounted to $0 million, $(1) million and $0 million, respectively.

We are potentially subject to income tax audits in numerous jurisdictions in the U.S. and internationally until the applicable statute of limitations expires. Tax audits by their nature are often complex and can require several years to complete. The following is a summary of tax years potentially subject to examination in the significant tax and business jurisdictions in which we operate:

Jurisdiction	Tax Years Subject to Examination

Argentina	2005-2011
Brazil	2006-2011
Cameroon	2007-2011
Chile	1998-2011
Colombia	2008-2011
El Salvador	2008-2011
United Kingdom	2008-2011
United States (Federal)	1994-2011

As of December 31, 2011, 2010 and 2009, the total amount of unrecognized tax benefits was $471 million, $437 million and $510 million, respectively. The total amount of unrecognized tax benefits that would benefit the effective tax rate as of December 31, 2011, 2010 and 2009 is $424 million, $412 million and $484 million, respectively, of which $47 million, $51 million and $55 million, respectively, would be in the form of tax attributes that would warrant a full valuation allowance.

The total amount of unrecognized tax benefits anticipated to result in a net decrease to unrecognized tax benefits within 12 months of December 31, 2011 is estimated to be between $25 million and $34 million.

The following is a reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2011, 2010 and 2009:

	2011	2010	2009

	(in millions)
Balance at January 1	$437	$510	$554
Additions for current year tax positions	7	14	72
Additions for tax positions of prior years	49	51	7
Reductions for tax positions of prior years	(18)	(46)	(9)
Effects of foreign currency translation	(1)	(2)	6
Settlements	-	(67)	(104)
Lapse of statute of limitations	(3)	(23)	(16)
Balance at December 31	$471	$437	$510

The amount of settlements of uncertain tax positions in 2009 was primarily the result of a non-cash audit settlement for $105 million at a Brazilian subsidiary which resulted in no tax expense or benefit.

The Company and certain of its subsidiaries are currently under examination by the relevant taxing authorities for various tax years. The Company regularly assesses the potential outcome of these examinations in each of the taxing jurisdictions when determining the adequacy of the amount of unrecognized tax benefit recorded. While it is often difficult to predict the final outcome or the timing of resolution of any particular uncertain tax position, we believe we have appropriately accrued for our uncertain tax benefits. However, audit outcomes and the timing of audit settlements and future events that would impact our previously recorded unrecognized tax benefits and the range of anticipated increases or decreases in unrecognized tax benefits are subject to significant uncertainty. It is possible that the ultimate outcome of current or future examinations may exceed our provision for current unrecognized tax benefits in amounts that could be material, but cannot be estimated as of December 31, 2011. Our effective tax rate and net income in any given future period could therefore be materially impacted.